UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) July 27, 2017

EXPEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37429	20-2705720
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
333 108th Avenue NE
Bellevue, Washington 98004
(Address of principal executive offices) (Zip code)
(425) 679-7200
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition.
On July 27, 2017, Expedia, Inc. ("Expedia") issued an earnings release and will hold a conference call regarding its financial results for the quarter ended June 30, 2017. A copy of the earnings release is furnished as Exhibit 99.1 hereto.
Expedia is making reference to non-GAAP financial measures in both the earnings release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 earnings release.
Pursuant to General Instruction B.2. to Form 8-K, the information set forth in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 7.01    Regulation FD Disclosure.
On July 27, 2017, Expedia and Traveloka Holding Limited ("Traveloka") issued a press release announcing that Expedia has made a $350 million primary minority investment in Traveloka and that the companies are deepening their cooperation on global hotel supply. A copy of the press release is attached as Exhibit 99.2 hereto and is incorporated by reference.
Pursuant to General Instruction B.2. to Form 8-K, the information furnished in this Item 7.01 (Regulation FD Disclosure) shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 8.01.    Other Events.
On July 27, 2017, Expedia announced that its Executive Committee, acting on behalf of its Board of Directors, has declared a quarterly cash dividend of $0.30 per share of outstanding common stock payable on September 14, 2017 to stockholders of record as of the close of business on August 24, 2017.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Earnings Release of Expedia, Inc., dated July 27, 2017
99.2	Press Release of Expedia, Inc. and Traveloka Holding Limited, dated July 27, 2017

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

By:	/s/ MARK D. OKERSTROM
Mark D. Okerstrom
Chief Financial Officer
Dated: July 27, 2017

EXHIBIT INDEX

Exhibit Number	Description
99.1	Earnings Release of Expedia, Inc., dated July 27, 2017
99.2	Press Release of Expedia, Inc. and Traveloka Holding Limited, dated July 27, 2017